UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Global Energy Holdings Group, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3348 Peachtree Road NE
Tower Place Building 200, Suite 250
Atlanta, GA 30326

November 10, 2008

Dear Stockholder:

I would like to extend a personal invitation for you to join us at our annual meeting of stockholders on Thursday, December 11, 2008, at 9:00 a.m., Eastern Standard Time, at 3348 Peachtree Road NE, Tower Place Building 200, First Floor, Atlanta, Georgia.

At this year’s meeting, we are asking our stockholders to elect seven directors and to ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2008.

I urge you to vote in favor of each of these proposals, as our board of directors has recommended.

Attached you will find a notice of meeting and proxy statement that contains information about these items as well as specific details of the meeting.

Your vote is important. Whether or not you expect to attend the meeting, I encourage you to vote. Please sign and return your proxy card before the meeting. This will assure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely, /s/ David R. Ames David R. Ames Chief Executive Officer and President

GLOBAL ENERGY HOLDINGS GROUP, INC.

3348 Peachtree Road NE
Tower Place Building 200, Suite 250
Atlanta, GA 30326

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2008 annual meeting of the stockholders of Global Energy Holdings Group, Inc.:

When	9:00 a.m., Eastern Standard Time, on Thursday, December 11, 2008.
Where	3348 Peachtree Road NE, Tower Place Building 200, First Floor, Atlanta, Georgia.
Items of Business	• To elect seven directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

• To ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal No. 2); and

• To conduct any other business that properly comes before the meeting or any adjournment or postponement of the meeting.

Record Date	You are entitled to vote if you are a stockholder of record at the close of business on October 31, 2008.
Voting by Proxy
Our board of directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the meeting. Please see the attached proxy statement and enclosed proxy card (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on revoking your proxy before the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card you receive to ensure that all of your shares are represented and voted.

Attendance at Meeting	If you plan to attend the annual meeting, please be sure to mark the box provided on the proxy card.
Recommendations	Our board of directors recommends that you vote FOR each nominee for director and FOR Proposal No. 2.
Your vote is important. Whether or not you expect to attend the meeting, please submit your proxy promptly to assure that a quorum is present.

Thank you for your attention to this important matter.

By Order of the Board of Directors, /s/ Romilos Papadopoulos Romilos Papadopoulos Secretary
Atlanta, Georgia
November 10, 2008

 GLOBAL ENERGY HOLDINGS GROUP, INC.

3348 Peachtree Road NE
Tower Place Building 200, Suite 250
Atlanta, GA 30326

PROXY STATEMENT FOR THE
2008 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the board of directors of Global Energy Holdings Group, Inc. for use at the 2008 annual meeting of our stockholders and any adjournment or postponement of it. Your vote is very important. For this reason, our board of directors is requesting that you allow your shares to be represented at the annual meeting by the proxies named on the enclosed proxy card. We are first mailing this proxy statement to all stockholders entitled to vote at the annual meeting on or about November 10, 2008.

In this proxy statement, terms such as “we,” “us” and “our” refer to Global Energy Holdings Group, Inc.

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

The annual meeting will be held at 9:00 a.m., Eastern Standard Time, on Thursday, December 11, 2008.

Where will the annual meeting be held?

The annual meeting will be held at 3348 Peachtree Road NE, Tower Place Building 200, First Floor, Atlanta, Georgia 30326.

What items will be voted on at the annual meeting?

There are two matters scheduled for a vote:

•	to elect seven directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified; and
•	to ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting.

What are the recommendations of our board of directors?

Our board of directors recommends that you vote:

•	FOR the election of each of the seven nominees to serve on the board of directors; and
•	FOR the ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Will our directors attend the annual meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders.

INFORMATION ABOUT THE VOTING

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on the record date, October 31, 2008, are entitled to receive notice of the annual meeting and to vote the shares that they held on the record date at the annual meeting and at any postponement or adjournment of the annual meeting. As of the close of business on the record date, there were 29,070,103 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If the common stock you held on the record date was registered directly in your name with our transfer agent (American Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If the common stock you held on the record date was held in an account at a brokerage firm, bank, dealer or other similar organization, then you are a beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. Because you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

On Proposal No. 1 (election of directors), you may either vote FOR all the nominees to the board of directors or you may withhold your vote for all nominees or for any nominee you specify. You may vote FOR or AGAINST or abstain from voting on Proposal No. 2 (ratification of the appointment of Imowitz Koenig). The procedures for voting are explained below:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting. We will give you a ballot when you arrive.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy card from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted, you have one vote for each share of common stock you own as of the record date. Stockholders do not have cumulative voting rights or dissenters’ rights.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the election of all seven nominees for director and FOR the ratification of the appointment of Imowitz Koenig. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by our board of directors or, if no recommendation is given, will vote your shares using his best judgment.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card bearing a later date;
•
You may send a written notice that you are revoking your proxy to Global Energy Holdings Group, Inc. at 3348 Peachtree Road NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326, Attention: Romilos Papadopoulos, Chief Financial Officer; or

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker, bank or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count FOR and withheld votes, and, with respect to proposals other than the election of directors, AGAINST votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as AGAINST votes. Withheld votes will not affect the vote on the election of directors.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other “routine” proposals such as the election of directors and the ratification of appointment of an independent registered public accounting firm. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as “broker non-votes.” Shares represented by broker non-votes are counted in determining whether there is a quorum. With respect to each of Proposal No. 1 (election of directors) and Proposal No. 2 (ratification of the appointment of Imowitz Koenig), your broker is entitled to vote your shares on these routine matters if no instructions are received from you.

How many votes are needed to approve each proposal?

•
For the election of directors, the seven nominees receiving the most FOR votes, at a meeting where a quorum is present, from the shares of common stock either present in person or represented by proxy and entitled to vote at the annual meeting will be elected. Only votes FOR or votes withheld with respect to any or all of the nominees will affect the outcome.

•
Proposal No. 2 (the ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm for the fiscal year ending December 31, 2008) must receive FOR votes, at a meeting where a quorum is present, from the majority of the shares of common stock either present in person or represented by proxy and entitled to vote on the matter.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 29,070,103 shares outstanding and entitled to vote. Therefore, at least 14,535,052 shares of common stock entitled to vote at the annual meeting must either be present in person or represented by proxy for a quorum to be present.

Your shares will be counted towards the quorum only if you submit a valid proxy card (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the annual meeting in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting can be adjourned to another date upon the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote.

What happens if the annual meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final results will be published in our Annual Report on Form 10-K for the year ending December 31, 2008.

ADDITIONAL INFORMATION

How can I obtain copies of the exhibits to our Annual Report on Form 10-K?

Included with these proxy materials is a copy of our 2007 Annual Report on Form 10-K, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. Please direct your request to Romilos Papadopoulos, Chief Financial Officer, Global Energy Holdings Group, Inc., 3348 Peachtree Road NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. We will not pay directors and employees any additional compensation for soliciting proxies. We may also engage the services of others to solicit proxies in person, by telephone or by other means of communication. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to Global Energy Holdings Group, Inc., c/o Romilos Papadopoulos, Chief Financial Officer, 3348 Peachtree Road NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326, or by calling (404) 814-2500. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting, these proxy materials or your ownership of our common stock, please contact us by mail at Global Energy Holdings Group, Inc., c/o Romilos Papadopoulos, Chief Financial Officer, 3348 Peachtree Road NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326, by calling (404) 814-2500 or by facsimile at (404) 848-2879.

How and when may I submit a stockholder proposal for the next annual meeting of stockholders?

We will consider stockholder proposals for inclusion in our proxy materials for the next annual meeting of stockholders if they are received at our executive offices within a reasonable time before we begin to print and send our proxy materials and comply with all applicable requirements of Rule l4a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to provide the deadline for stockholder proposals for inclusion in our proxy materials for the next annual meeting of stockholders in one of our quarterly reports on Form 10-Q or current reports on Form 8-K.

Our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to our board of directors. For stockholder proposals and stockholder nominations for a director to be properly brought before an annual meeting by a stockholder under our bylaws, the stockholder must have given timely notice in writing to our Corporate Secretary.

With respect to stockholder proposals, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 40 days nor more than 60 days prior to the date of the special meeting; provided that in the event that less than 50 days’ notice or prior public disclosure of the date of the special meeting is given or made to stockholders, a stockholder’s notice and other items must be received not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made. The stockholder’s notice referred to above must set forth as to each matter proposed:

•
a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, if such business includes a proposal to amend our charter or bylaws, the language of the proposed amendment;

•	the name and address, as they appear on our books, of the stockholder proposing such business;
•
a representation of the stockholder as to the class and number of shares of our capital stock that are beneficially owned by the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such business;

•
a list of the names and addresses of other beneficial owners of shares of our capital stock, if any, with whom such stockholder is acting in concert, and the number of shares of each class of our capital stock beneficially owned by each such beneficial owner;

•	any material interest of such stockholder in such proposal or business; and
•
if the proposal relates to a proposed change to our charter or bylaws, an opinion of counsel, the form and substance of which shall be reasonably satisfactory to our board of directors, to the effect that such change will not conflict with Delaware law.

Within 30 days (or such shorter period that may exist prior to the date of the meeting) after such stockholder will have submitted the above items, our Corporate Secretary and board of directors will respectively determine whether the items to be ruled upon by them are reasonably satisfactory and will notify such stockholder in writing of their respective determinations.

With respect to stockholder nominations for a director, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting at which directors are to be elected, a stockholder’s notice and other required information must be received at our principal executive offices not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made, whichever occurs first. At such time, the stockholder must also submit written evidence, reasonably satisfactory to our Corporate Secretary, that the stockholder is a stockholder of Global Energy Holdings Group. The stockholder’s notice referred to above must set forth:

•	the name and address of the stockholder;
•	the number of shares of each class of our capital stock of which the stockholder is the beneficial owner;
•	the name and address of each of the persons with whom the stockholder is acting in concert;
•
the number of shares of our capital stock of which each such person with whom the stockholder is acting in concert is the beneficial owner pursuant to which the nomination or nominations are to be made; and

•
a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The stockholder’s notice referred to above must also set forth, as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of such proposed nominee;
•	the principal occupation or employment of such proposed nominee;
•	the class and number of shares of our capital stock beneficially owned by such proposed nominee;
•	such other information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Exchange Act; and
•	a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a director, he will serve and that he is eligible for election as a member of our board of directors.

The chairman at each meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

All notice of proposals and nominations by stockholders, whether or not to be included in our proxy materials, should be sent to us at Global Energy Holdings Group, Inc., 3348 Peachtree Road NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326, Attention: Romilos Papadopoulos, Chief Financial Officer.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors constituting our board of directors is fixed from time to time by resolution of the board of directors. The number of directors comprising our full board of directors is currently fixed at seven, which is the number of directors currently serving on our board of directors. The terms of all seven of our incumbent directors expire at the annual meeting. All of our incumbent directors are standing for reelection at the annual meeting. Each of the seven incumbent directors standing for reelection (a) was unanimously recommended for election to the board of directors by the members of our governance committee, who are “independent” within the meaning of Section 803A of the Company Guide of the NYSE Alternext US (formerly known as the American Stock Exchange) and Item 407(a) of Regulation S-K and (b) is recommended for reelection by our board of directors. If elected at the annual meeting, these nominees will serve as our directors until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. If there exists any vacancy on our board of directors, the vacancy may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or by the requisite vote of the stockholders at an annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose, and the director so elected will serve until the next annual meeting of stockholders and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. On October 22, 2008, our board of directors elected Mr. Steven H. Townsend as a director effective immediately to fill the vacancy created by the decision of two former directors not to stand for reelection to the board at the most recent annual meeting of stockholders held in January and February 2008. Mr. Townsend’s term expires at the 2008 annual meeting, and he is standing for reelection at the 2008 annual meeting as noted above.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees listed below. If any nominee should be unavailable for election as a result of an unexpected occurrence, those shares may be voted for the election of a substitute nominee as the independent directors may propose. We are not aware of any circumstances likely to cause any nominee to become unavailable for election. Each of the nominees named below has agreed to serve if elected. Proxies cannot be voted for more than seven nominees.

Director Nominees

Information about each director nominee, including age, tenure as a director and committee memberships, is provided in the following table. Additional information about each director nominee’s principal occupation and business experience during at least the past five years follows the table.

Name of Director Nominee	Age	Director Since	Board Committees

David R. Ames	59	October 2006	–

William P. Behrens	70	October 2006	Compensation Committee Executive Committee, Chair Governance Committee

Gil Boosidan	36	January 2007	Audit Committee, Chair

Richard D. Ditoro	70	September 2006 (previously, July 2005-August 2006)	Compensation Committee, Chair Governance Committee Venture, Science and Technology Committee

Robert L. Franklin	71	January 2007	Audit Committee Executive Committee Venture, Science and Technology Committee, Chair

Edwin L. Klett	72	December 2006	Audit Committee Compensation Committee Executive Committee Governance Committee, Chair

Steven H. Townsend	55	October 2008	Executive Committee Venture, Science and Technology Committee

David R. Ames became our Chief Executive Officer and President on November 9, 2006. Mr. Ames has been an active venture capital investor in alternative energy companies, technologies, processes and services. He is currently a member of ACORE (American Council on Renewable Energy) and on its CEO Council and a member of the National Ethanol Vehicle Coalition (NEVC), associations dedicated to bringing together political, business, industry and scientific leaders to focus on the alternative energy marketplace. In 2004, Mr. Ames co-founded Alterna Energy to make investments in alternative energy companies. In 1994, Mr. Ames founded Convergence.com, one of the first providers of high-speed cable modem broadband internet access and other data services over cable systems. He served as Chairman, President and Chief Executive Officer of Convergence.com from 1994 through 1999, when it was acquired by C-COR Incorporated. Mr. Ames is a trustee of Ithaca College.

William P. Behrens became our non-executive Chairman of the Board on November 9, 2006. Since October 2008, Mr. Behrens has served as Vice Chairman of Fulcrum Securities, Inc. and manager of its New York City office. From October 2001 until September 2008, Mr. Behrens served as the Vice Chairman of Northeast Securities, Inc., where he built a significant presence in private-client advisory services and institutional brokerage. He joined Northeast Securities with over 30 years of experience from Ernst & Company, most recently as Chairman and CEO of Investec Ernst & Company (a wholly owned subsidiary of Investec Group, Ltd.). Mr. Behrens currently serves as an official for the NYSE Alternext US (formerly the American Stock Exchange), has served as a member of the Self-Regulatory Organizations Task Force on Options Reform and has held a variety of senior positions in the financial services industry, including the Securities Industry Association, the Options Clearing Corporation, the American Stock Exchange, and the National Association of Securities Dealers (now FINRA). He is also a director of Volumetric Fund, Inc. and ProPapa Missions America.

Gil Boosidan is currently a Managing Director of GBAF LLC, a private equity investor. Mr. Boosidan was a Senior Vice President of IDT Corporation, a New York Stock Exchange listed company, from 1998 until February 2007. He also served as Treasurer of IDT Investments, Inc., a subsidiary of IDT that managed a substantial portion of IDT’s cash and investments. In that role, Mr. Boosidan managed its multi-million dollar fixed income portfolio and coordinated IDT’s commercial banking relationships, borrowing, trading and risk management.

Richard D. Ditoro is currently a principal in a consulting firm, Merestone Development. In this capacity, Mr. Ditoro provides due diligence, financial modeling, market research, acquisition candidate profiling and strategic partnering advice and assistance to clients in the life sciences and specialty chemical sectors. Before forming Merestone Development in 1998, Mr. Ditoro held numerous senior management positions, including Vice President of Corporate Development, with Lonza Group, an international chemical conglomerate based in Basle, Switzerland.

Robert L. Franklin is a career investment banker, who has served on numerous corporate and not-for-profit boards of directors. In 2005, he was a founder of the Ariel Savannah Angel Partners LLC, which makes angel risk investments for its members from Savannah, Hilton Head and other Low Country communities. He is chairman and CEO of the Hellcat LLC, the managing member of the Savannah Angels. In November 2004, he joined the Advisory Board of the Institute For Effective Governance, a Washington, DC service organization for responsible trustees. In June 2004, Mr. Franklin completed a term as a director of Berthel Fisher & Company, a diversified financial services company headquartered in Cedar Rapids, Iowa. In July 2003, Mr. Franklin was appointed by Massachusetts Governor Romney as a member of the Massachusetts Public Education Nominating Council, on which he served until February 2005. In 2003, he was vice chairman, and in 2004 he was chairman of the Council. From 1998 to 2001, he was a member of the Advisory Board of Directors of the Association of the United States Army. From 1994 to 1999, he was a trustee of the Massachusetts Maritime Academy, a four-year state college. Mr. Franklin received his Bachelor of Arts degree from Boston University in 1959, and he served as a U.S. Army officer until 1962. He is an instrument-rated private pilot. He is a Life Member of the Union League Club of New York, and a member of the Chatham Club of Savannah, Georgia.

Edwin L. Klett is currently senior counsel with the law firm of Buchanan Ingersoll & Rooney, in Pittsburgh, Pennsylvania, where he focuses his practice on corporate litigation. He was a partner in the law firm of Klett Rooney Lieber & Schorling from its formation in April 1989 until its merger with Buchanan Ingersoll in July 2006. He has over 40 years of experience in practicing law. A trial attorney with a background in corporate law, banking, securities and business matters, Mr. Klett was selected by the Pennsylvania Supreme Court to serve a four-year term on the Judicial Conduct Board of Pennsylvania in 2006. Mr. Klett is a fellow of the International Academy of Trial Lawyers, the American College of Trial Lawyers, the American Board of Trial Advocates, the American Bar Foundation and the American Law Institute. He is a member of the American Bar Association and previously served as a member of the ABA House of Delegates. Mr. Klett was previously a member of the House of Delegates of the Pennsylvania Bar Association and previously served as chairman of the Securities and Class Action Committee of the Civil Litigation Section of the state association. Mr. Klett is also a director of Northeast Securities, Inc.

Steven H. Townsend is currently a Managing Partner of Northeast Development Company, LLC and Townsend Development Associates, LLC, which are engaged in real estate development. Mr. Townsend served in various executive positions, including from 2001 to 2005 as Chairman of the Board of Directors, President and Chief Executive Officer, with United Natural Foods, Inc. (NASDAQ: UNFI), a distributor of natural and organic food and related products. Mr. Townsend began his career with United Natural Foods in 1981. Mr. Townsend is also a member of the Board of Directors of SI Financial Group, Inc. (NASDAQ: SIFI), the parent holding company of Savings Institute Bank and Trust Company, a community-oriented financial institution located in eastern Connecticut.

There are no family relationships among our directors or executive officers. No director has been a general partner or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No director has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No director has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No director has been found by a court to have violated a federal or state securities or commodities law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES FOR ELECTION AS A DIRECTOR.

MANAGEMENT

Executive Officers

Officers of our company are elected annually by the board of directors and serve at the discretion of the board. There are no family relationships among our directors and executive officers.

Name	Age	Position

David R. Ames	59	Chief Executive Officer, President and Director

Romilos Papadopoulos	49	Chief Financial Officer, Chief Operating Officer, Executive Vice President and Secretary

Michael E. Ellis	51	President of our operating division, Global Energy Systems, Inc.

Please see “Proposal No. 1: Election of Directors” above for biographical information relating to Mr. Ames. The principal occupations for the past five years (and, in some instances, for prior years) of Dr. Papadopoulos and Mr. Ellis are as follows:

Romilos Papadopoulos became our Chief Financial Officer, Chief Operating Officer, Executive Vice President and Secretary on July 18, 2008. Before joining us, from June 2007 through May 2008, Dr. Papadopoulos served as Managing Director of The Jacoby Group, a diversified investment group headquartered in Atlanta, Georgia, with investments in real estate, renewable energy, education, healthcare and media. From August 2005 through June 2007, he was the Managing Partner of The Intuitus Group, a merchant banking firm based in Atlanta, Georgia that specialized in healthcare and alternative energy consulting and advisory services. From August 2002 through July 2005, Dr. Papadopoulos was a Managing Director of Caymus Partners, an Atlanta-based middle market investment banking firm. At Caymus Partners, Dr. Papadopoulos was involved in capital raising activities for transactions ranging from $10 to $50 million and in buy or sell side M&A transactions with deal sizes up to $250 million across a broad range of industries, including the chemical, energy and pharmaceutical/biotech industries. He is currently a member of the Board of Advisors of Caymus Partners.

Michael E. Ellis became President of our operating division, Global Energy Systems, Inc., on June 9, 2008. Before joining us, from April 2007 to June 2008, Mr. Ellis was Chief Operating Officer of Jacoby Energy Development. From September 2003 to April 2007, Mr. Ellis was employed with Energy Systems Group, a division of Vectren Corporation (NASDAQ:VVC), where he opened the Atlanta Regional office and was responsible for over $65 million in sales of which the majority was in the renewable energy sector. Prior to Energy Systems Group, Mr. Ellis was employed with Southern Company (NYSE:SO) for 23 years. In 1996, Mr. Ellis was one of the founding executives of Southern Company’s energy services company, Southern Company Energy Solutions. Mr. Ellis led Southern Company Energy Solutions to annual sales of over $100 million before leaving in 2003. Mr. Ellis has managed renewable energy assets and developed renewable energy projects in High-BTU landfill gas, biomass, solar and gasification since 1996.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned as of the record date, October 31, 2008:

•	each person who is known by us to beneficially own 5% or more of our common stock;
•	each of our directors and named executive officers; and
•	all of our current directors and executive officers, as a group.

The table (a) does not include beneficial ownership information about certain named executive officers whose compensation in 2006 and 2007 is disclosed under “Executive Compensation” below, because those individuals are no longer our employees; and (b) includes beneficial ownership information about Dr. Romilos Papadopoulos and Mr. Michael E. Ellis, each of whom is currently an executive officer and is expected to be a “named executive officer” in our proxy statement for the 2009 annual meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that may be acquired on exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the holders of options or warrants. Subject to any applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares indicated as beneficially owned by them unless otherwise noted in the footnotes below.

The address of each of the persons listed below is c/o Global Energy Holdings Group, Inc., 3348 Peachtree NE, Tower Place Building 200, Suite 250, Atlanta, Georgia 30326.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Beneficially Owned (2)

David R. Ames	2,132,010	(3)(4)	6.9%
Romilos Papadopoulos	270,000	(3)(5)	*
Michael E. Ellis	220,000	(3)(6)	*
William P. Behrens	381,391	(7)	1.3%
Gil Boosidan	253,891	(8)	*
Richard D. Ditoro	316,320	(9)	1.1%
Robert L. Franklin	225,000	(10)	*
Edwin L. Klett	522,500	(11)	1.8%
Steve H. Townsend	500,000	(12)	1.7%
Directors and executive officers as a group	4,821,112	(13)	14.8%
________________________
* Less than 1% of outstanding shares.

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Based upon 29,079,103 shares of common stock outstanding on October 31, 2008.

(3)
On October 9, 2008, the compensation committee of our board of directors granted to our executive officers - Mr. Ames, Dr. Papadopoulos and Mr. Ellis - shares of restricted stock and non-qualified stock options under our 2005 Incentive Compensation Plan (the “Plan”). In connection with the grants of shares of restricted stock and stock options under the Plan, we entered into a restricted stock agreement and a stock option agreement with each of the recipients dated October 9, 2008, respectively. Each restricted stock and stock option award will vest as to the number of shares specified in the applicable footnotes below upon satisfaction of the vesting conditions, subject to earlier forfeiture or termination as described below:

•
One-half of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $1.50 per share for ten consecutive trading days (the “Initial Threshold Price”) on or before October 9, 2011; provided that if the Initial Threshold Price is not achieved on or before October 9, 2011, all of the restricted stock and the stock option will be forfeited and terminated.

•
If and only if the Initial Threshold Price is achieved on or before October 9, 2011, an additional one-fourth of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $2.00 per share for ten consecutive trading days on or before October 9, 2015.

•
If and only if the Initial Threshold Price is achieved on or before October 9, 2011, an additional one-fourth of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $2.50 per share for ten consecutive trading days on or before October 9, 2015.

(4)
Includes (a) 100,000 shares of common stock held jointly by Mr. Ames and his wife, of which he has shared voting and investment power; (b) 37,000 shares of common stock held by Mr. Ames’ daughter, of which he disclaims beneficial ownership; (c) 1,525,000 shares of common stock issuable to Mr. Ames on the exercise of stock options; (d) 240,000 shares of common stock that may be issuable to Mr. Ames on the exercise of a stock option granted on October 9, 2008 upon satisfaction of the vesting conditions described in footnote (3) above; and (e) 130,000 shares of restricted stock granted on October 9, 2008, which shares will vest or be forfeited based on the our stock price as described in footnote (3) above.

(5)
Dr. Papadopoulos became our Chief Financial Officer, Chief Operating Officer, Executive Vice President and Secretary on July 18, 2008 and is not a named executive officer for purpose of compensation disclosures required under “Executive Compensation” below for the fiscal year ended December 31, 2007. Includes (a) 175,000 shares of common stock that may be issuable to Dr. Papadopoulos on the exercise of a stock option granted on October 9, 2008 upon satisfaction of the vesting conditions described in footnote (3) above; and (b) 95,000 shares of restricted stock granted on October 9, 2008, which shares will vest or be forfeited based on our stock price as described in footnote (3) above.

(6)
Mr. Ellis became President of our new operating division, Global Energy Systems, Inc., on June 9, 2008 and is not a named executive officer for purpose of compensation disclosures required under “Executive Compensation” below for the fiscal year ended December 31, 2007. Includes (a) 140,000 shares of common stock that may be issuable to Mr. Ellis on the exercise of a stock option granted on October 9, 2008 upon satisfaction of the vesting conditions described in footnote (3) above; and (b) 80,000 shares of restricted stock granted on October 9, 2008, which shares will vest or be forfeited based on the our stock price as described in footnote (3) above.

(7)
Includes (a) 242,500 shares of common stock issuable to Mr. Behrens on the exercise of stock options; (b) 6,668 shares of common stock issuable to Mr. Behrens on the exercise of warrants; (c) 35,000 shares of common stock issuable on exercise of warrants held by Mr. Behrens as the designee of Northeast Securities, Inc., of which he has shared voting and investment power; and (d) 50,000 shares of common stock issuable on exercise of warrants held by Northeast Securities, of which he has shared voting and investment power. Mr. Behrens disclaims beneficial ownership of the portion of the shares held by Northeast Securities in which he has no pecuniary interest.

(8)
Includes (a) 225,000 shares of common stock issuable upon the exercise of stock options; (b) 22,223 shares of common stock held by GBAF Capital, LLC; and (c) 6,668 shares of common stock issuable on exercise of warrants held by GBAF Capital. Mr. Boosidan is the sole manager of GBAF Capital. Mr. Boosidan disclaims beneficial ownership of the portion of the shares held by GBAF Capital in which he has no pecuniary interest.

(9)	Includes 307,500 shares of common stock issuable to Mr. Ditoro on the exercise of stock options.

(10)	These shares of common stock are issuable to Mr. Franklin on the exercise of stock options.

(11)	Includes 272,500 shares of common stock issuable to Mr. Klett on the exercise of stock options.

(12)
Includes shares of common stock owned by the following family trusts: (a) 200,000 shares owned by the Steven Townsend Trust of 1996, of which Mr. Townsend is the sole trustee and beneficiary; (b) 100,000 shares owned by the Townsend Family Investment Co., LLC, of which Mr. Townsend owns a majority of the member interests and is the sole manager; and (c) 200,000 shares owned by the Marjolaine Townsend Trust of 1996, of which Mr. Townsend’s wife is the sole trustee and beneficiary and of which Mr. Townsend has shared investment power.

(13)	Includes 3,473,059 shares of common stock issuable on the exercise of warrants and stock options.

CORPORATE GOVERNANCE

Introduction

Our board of directors added two new directors, David R. Ames and William P. Behrens, in October 2006; another new director, Edwin P. Klett, in December 2006; two more new directors, Gil Boosidan and Robert L. Franklin, in January 2007; and another new director, Steven H. Townsend, in October 2008. During 2007, we revised and updated our committee charters and elected new board committee members composed entirely of independent directors. The directors meet to review our operations and discuss our business plans and strategies for the future. Our board of directors met six times in 2007. During 2007, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by the committees of the board on which he served. We encourage, but do not require, our directors to attend annual meetings of stockholders. Six of the eight directors then in office attended the 2007 annual meeting held on January 22, 2008. (Only one director attended the reconvened meeting on February 12, 2008.)

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Our board of directors has determined that each of each of Mr. Behrens, Mr. Boosidan, Mr. Ditoro, Mr. Franklin, Mr. Klett and Mr. Townsend is independent for purposes of Section 803A of the Company Guide of the NYSE Alternext US and Item 407(a) of Regulation S-K and that each of Mr. Boosidan, Mr. Franklin, and Mr. Klett is also independent for purposes of Rule 10A-3(b)(1) under the Exchange Act. During 2007, the following persons served on our board of directors and were “independent” (except Mr. Ames and Mr. Lawrence S. Bellone) within the meaning of Rule 10A-3(b)(1) under the Exchange Act and Section 803A of the Company Guide of the NYSE Alternext US: Mr. Ames, Mr. Behrens, Mr. Bellone, Mr. Boosidan, Mr. Christopher d’Arnaud-Taylor, Mr. Ditoro, Mr. Klett, and Mr. Franklin. Two of former directors, Mr. Bellone and Mr. d’Arnaud-Taylor, did not stand for reelection at the 2007 annual meeting of stockholders.

Board Committees

Our board of directors has established the audit committee, compensation committee, governance committee, venture, science and technology committee and executive committee. Each committee other than the executive committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.gnhgroup.com. The executive committee is governed by our bylaws.

Audit Committee

Our audit committee consists of Mr. Boosidan, its chair, Mr. Franklin and Mr. Klett. Our board of directors has determined that each of Mr. Boosidan, Mr. Franklin and Mr. Klett is “independent” within the meaning of Rule 10A-3(b)(1) under the Exchange Act and Section 803A of the Company Guide of the NYSE Alternext US. In addition, our board of directors has determined that Mr. Boosidan qualifies as an “audit committee financial expert” within the meaning of the applicable SEC rules. During 2007, the audit committee met seven times (including telephonic meetings).

The functions of the audit committee include, to:

•
review and discuss with management and our independent registered public accounting firm our annual audited financial statements and quarterly financial statements, earnings press releases and earnings guidance provided to analysts and rating agencies;

•
appoint, retain, compensate, evaluate and oversee the work of the independent registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us;

•	approve, in advance, the provision by the independent registered public accounting firm of all audit and permissible non-audit services;
•	review and evaluate, at least annually, the qualifications, performance and independence of our independent registered public accounting firm;
•	in consultation with our independent registered public accounting firm, management and the internal auditor, review the integrity of our financial reporting processes, both internal and external;

•
establish procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	engage and obtain assistance from outside legal and other advisors as the audit committee deems necessary to carry out its duties; and
•	review and approve all related person transactions.

Compensation Committee

Our compensation committee consists of Mr. Ditoro, its chair, Mr. Behrens and Mr. Klett. Our board of directors has determined that each of Mr. Ditoro, Mr. Behrens and Mr. Klett is “independent” within the meaning of Section 803A of the Company Guide of the NYSE Alternext US. During 2007, the compensation committee met three times (including telephonic meetings).

As specified in its charter, the functions and authority of the compensation committee include, to:

•	establish and review our overall compensation philosophy;
•	review and approve our corporate goals and objectives relevant to the compensation for our Chief Executive Officer and other officers, including annual performance objectives;
•
evaluate the performance of our Chief Executive Officer and other officers in light of these goals and objectives and, based on such evaluation, approve, or recommend to the full board of directors the approval of the annual salary, bonus, stock options and other benefits, direct and indirect, of the Chief Executive Officer and other executive officers;

•
review and make recommendations to our board of directors with respect to, or approve, our incentive compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans;

•	review and make recommendations to the full board of directors, or approve all awards of shares or share options pursuant to our equity-based plans;
•	review and monitor employee pension, profit-sharing and benefit plans;
•
review and discuss with management the Compensation Discussion and Analysis section of the proxy statement (the “CD&A,” which is not required for our proxy statement for this year because we are a smaller reporting company under applicable SEC rules) and determine whether to recommend to the Board that the CD&A be included in our proxy statement; and

•
provide the compensation committee report (which is not required for our proxy statement for this year because we are a smaller reporting company under applicable SEC rules) for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC.

The compensation committee may delegate any or all of its responsibilities to a subcommittee of the committee, except as otherwise provided in the charter. In determining the compensation of executive officers, the compensation committee takes into account the opinion of the Chief Executive Officer. The compensation committee then determines the compensation of our executive officers in a private meeting in which no executive officer participates.

The compensation committee has the authority to select, retain and/or replace, as needed, any compensation or other outside consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation. If the committee retains such a compensation consultant, the committee has the authority to approve the consultant’s fees and other retention terms. Acting under this authority, the compensation committee engaged the firm of Compensation Resources, Inc. in August 2008 to assist the compensation committee in evaluating the compensation of our current named executive officers, performing competitive market analyses for such compensation, and assisting the committee in developing cash and equity incentive programs for our current named executive officers, including recommendations on alternative equity vehicles and performance based/accelerated vesting. Based in part on advice from Compensation Resources, Inc., the compensation committee adopted the compensation arrangements with our current executive officers described below in “Executive Compensation - New Compensation Arrangements Adopted in October 2008 for Current Executive Officers.”

Governance Committee

Our governance committee consists of Mr. Klett, its chair, Mr. Behrens and Mr. Ditoro. Our board of directors has determined that each of Mr. Klett, Mr. Behrens and Mr. Ditoro is “independent” within the meaning of Section 803A of the Company Guide of the NYSE Alternext US. During 2007, the governance committee met three times (including telephonic meetings).

The functions of the governance committee include:

•	establish criteria for the selection of new directors to serve on our board of directors;
•
identify individuals believed to be qualified as candidates to serve on our board of directors and select, or recommend that the board of directors select, the candidates for all directorships to be filled by our board of directors or by the stockholders at an annual or a special meeting;

•	review and make recommendations to the full board of directors, or determine, whether members of the board should stand for reelection;
•	conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates;
•	consider questions of independence and possible conflicts of interest of members of our board of directors and executive officers;
•	oversee the evaluation, at least annually, and as circumstances otherwise dictate, of our board of directors and management;
•
recommend members of the board of directors to serve on the committees of the board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors it deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee;

•
establish, monitor, and recommend the purpose, structure, and operations of the various committees of our board of directors, the qualifications and criteria for membership on each committee of the board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any board committee;

•	periodically review the charter and composition of each committee of the board and make recommendations to the board for the creation of additional committees or the elimination of board committees;
•	oversee and approve the management continuity planning process;
•
review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the board of directors with respect to the selection of individuals to occupy these positions;

•
consider the adequacy of our certificate of incorporation and bylaws and recommend to our board of directors, as conditions dictate, that the board propose amendments to the certificate of incorporation and bylaws for consideration by the stockholders; and

•
develop and recommend to our board of directors a set of corporate governance principles applicable to us and keep abreast of developments with regard to corporate governance to enable the committee to make recommendations to the board of directors in light of such developments as may be appropriate.

Director Nominations

The responsibilities of the governance committee include evaluating and recommending to the full board of directors the director nominees to stand for election at our annual meetings of stockholders. The committee is authorized to retain search firms and to compensate them for their services.

The governance committee examines each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the governance committee considers the following criteria, among others: the candidate’s availability, insight, practical wisdom, professional and personal ethics and values consistent with company values and standards; experience at the policy-making level in business or other areas of endeavor specified by the board; management, finance and/or scientific expertise; commitment to enhancing stockholder value; previous relationships with us, if any; service on other boards of directors and their committees; and ability and desire to represent the interests of all stockholders. The governance committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

In addition to the qualification criteria above, the governance committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as that term is defined by the SEC and whether the potential director nominee would qualify as an “independent” director under the listing standards of the NYSE Alternext US.

The governance committee evaluated our board’s seven nominees and recommended to the board that they be nominated for reelection as directors at the 2008 annual meeting. Our board approved that recommendation.

Stockholder Nomination Policy

Our governance committee will review and consider all candidates for nomination and election as directors who are suggested by any of our directors or executive officers. The governance committee will also consider persons recommended by stockholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for board membership. For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of our bylaws, including Section 3.10, as described above in “Information about the Voting - How and when may I submit a stockholder proposal for the next annual meeting of stockholders?”. We urge any stockholder who intends to recommend a director candidate to the governance committee for consideration to review thoroughly our Governance Committee Charter and Section 3.10 of our bylaws. To be considered, a recommendation for director nomination should be submitted in writing to Global Energy Holdings Group, Inc., 3348 Peachtree NE, Suite 250 Tower Place Building 200, Atlanta, Georgia 30326, Attention: Romilos Papadopoulos, Chief Financial Officer.

Communications with the Board

Stockholders may communicate in writing with our board of directors, any of our committees, or any of our non-management directors by sending written communications addressed to Global Energy Holdings Group, Inc., 3348 Peachtree NE, Suite 250 Tower Place Building 200, Atlanta, Georgia 30326, Attention: Romilos Papadopoulos, Chief Financial Officer. Our Chief Financial Officer will review each communication and will forward it to our board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case our Chief Financial Officer will discard the communication.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own beneficially more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, none of our directors, officers, or beneficial owners of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2007, except that: David R. Ames, our Chief Executive Officer, President and a director, filed a late Form 4 to report eight purchase transactions, seven of which were not reported on a timely basis; Gil Boosidan, a director, filed a late Form 3 to report his joining our board of directors; Gary Flicker, our former Chief Financial Officer and former Executive Vice President, filed a late Form 3 to report his becoming an officer; and Robert L. Franklin, a director, filed a late Form 3 to report his joining our board of directors.

Transactions with Related Persons

For information about transactions with related persons during the fiscal year ended December 31, 2007, please see “Certain Relationships and Related Transactions” below. No director or nominee for director, no executive officer, and no associate of the company has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting, other than the elections of the director nominees to office.

In 2007, our board adopted a written policy regarding any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships with related persons, which is defined as an interested transaction. The policy generally requires that the governance committee review and approve all interested transactions in advance, or ratify them later if advance approval is not feasible. The policy applies to any interested transaction involving an aggregate amount in excess of $100,000 in any calendar year between us or our affiliates, on the one hand, and our directors, officers (or officers of affiliates) or stockholders holding in excess of 5% of our common stock, or members of their immediate family, on the other hand. Under the policy, the chair of the governance committee has the authority to pre-approve or ratify, as applicable, any interested transaction in which the aggregate amount involved is expected to be less than $120,000.

The governance committee has reviewed and determined that certain types of interested transactions should be deemed to be pre-approved by the committee. For example, the policy provides standing pre-approvals for the following transactions:

•	compensatory arrangements for service as an officer or director of the company, to the extent such compensation is required to be reported under Item 402 of SEC Regulation S-K; and
•
any transaction where the related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (for example, dividends).

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth for the years ended December 31, 2007 and December 31, 2006 all plan compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by all individuals who served as executive officers during 2007 and who were “named executive officers” under the applicable SEC definition.

Summary Compensation Table for 2007 and 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)

David Ames	2007	1	-	1,340,201	(3)	-	1,340,202
President and Chief Executive Officer (2)	2006	1	-	743,472	(4)	5,000 (5)	748,473

Gary Flicker	2007	245,296	-	382,342	(7)	-	627,638
Former Chief Financial Officer and former Executive Vice President (6)	2006	-	-	-		-	-

Lawrence Bellone	2007	180,495	-	178,324	(9)	-	358,819
Former Chief Financial Officer and former Executive Vice President - Corporate Development (8)	2006	180,000	50,000	312,259	(10)	-	542,259

Thomas Endres	2007	176,528	-	133,207	(12)	-	309,735
Former Chief Operating Officer and former Executive Vice President, Operations (11)	2006	47,083	-	67,598	(13)	-	114,681

(1)
The amounts in column (e) reflect the dollar amount of awards under the Plan that we recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006 in accordance with FAS 123(R). Assumptions used in the calculations of these amounts are included in Note 12 to our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)	Mr. Ames has served as our President and Chief Executive Officer since November 9, 2006.

(3)	This amount represents the compensation expense we incurred in 2007 for Mr. Ames in connection with the December 7, 2006 grant, which is described in footnote 4 below.

(4)
On October 5, 2006, we granted an option to purchase 205,000 shares of our common stock to Mr. Ames at an exercise price of $3.00 per share (the closing price per share of our common stock on the day before the date of grant as reported by the American Stock Exchange) in consideration of his service as a director, and 175,000 shares were vested on the date of grant and the remainder of the option vests in two installments of 15,000 shares each on the six-month and one-year anniversaries of the date of grant. The option expires on the 10th anniversary of the date of grant. On November 9, 2006, upon Mr. Ames becoming our President and Chief Executive Officer, 30,000 shares that were granted as part of the October 5, 2006 grant were forfeited as a result of his resigning as a member of the governance and compensation committees. On December 7, 2006, we granted an option to purchase 1,350,000 shares of our common stock to Mr. Ames at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our President and Chief Executive Officer, and 200,000 shares vested on the grant date. The remaining 1,150,000 were initially scheduled to vest on the first anniversary of the date of grant. On February 1, 2007, our compensation committee agreed to revise the vesting of the option for those

1,150,000 shares so that they vest in equal monthly installments on the seventh day of each month, with the final installment vesting on December 7, 2007. The option expires on the fifth anniversary of the date of grant. The amount in the table includes (x) $367,368 in compensation expense we incurred in 2006 for Mr. Ames in connection with the October 5, 2006 grant; and (y) $376,104 in compensation expense we incurred in 2006 for Mr. Ames in connection with the December 7, 2006 grant.

(5)
This amount represents a payment made to Mr. Ames for his service as an independent director from October 1, 2006 until his election by the board as President and Chief Executive Officer on November 9, 2006.

(6)	Mr. Flicker served as our Chief Financial Officer, Executive Vice President and Secretary from January 29, 2007 until July 17, 2008.

(7)
On February 1, 2007, we granted an option to purchase 425,000 shares of our common stock to Mr. Flicker at an exercise price of $2.79 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Chief Financial Officer, Executive Vice President and Secretary; 212,500 shares were vested on February 1, 2008 and the remainder of the option was scheduled to vest in two equal installments of 106,250 shares each on the second and third anniversaries of the date of grant but is now in dispute in light of the termination of his employment.   The option expires on the fifth anniversary of the date of grant. The amount in the table represents the compensation expense we incurred in 2007 for Mr. Flicker in connection with the February 1, 2007 grant.

(8)
Mr. Bellone served as our Executive Vice President, Corporate Development from January 29, 2007 to December 2007. He served as a member of our board of directors from October 5, 2006 until his resignation on January 16, 2008. Mr. Bellone served as our Chief Financial Officer from April 5, 2005 until his election as Executive Vice President and provided financial consulting services to us from March 2005 until his election as Chief Financial Officer. He resigned as our principal accounting officer effective November 12, 2007.

(9)
The amount in the table includes (x) $61,785 in compensation expense we incurred in 2007 for Mr. Bellone in connection with the February 28, 2006 grant; and (y) $116,539 in compensation expense we incurred in 2007 for Mr. Bellone in connection with the December 7, 2006 grant. The option grants are described in footnote 10 below.

(10)
On February 28, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone at an exercise price of $5.56 per share (the average closing price per share of our common stock on the five trading days before the date of grant as reported by the OTC Bulletin Board) in consideration of his service as our Chief Financial Officer, and all shares vested on the first anniversary of the date of grant. The option expires on the fifth anniversary of the date of grant. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Chief Financial Officer, and all shares vested on the first anniversary of the date of grant. The option expires on the fifth anniversary of the date of grant. The amount in the table includes (x) $301,665 in compensation expense we incurred in 2006 for Mr. Bellone in connection with the February 28, 2006 grant; and (y) $10,594 in compensation expense we incurred in 2006 for Mr. Bellone in connection with the December 7, 2006 grant.

(11)
Mr. Endres became our Senior Vice President, Operations on September 7, 2006, our Executive Vice President, Operations on March 15, 2007 and our Chief Operating Officer on June 19, 2007. On March 12, 2008, Mr. Endres informed our board of directors of his decision not to renew his employment agreement, which expired on March 6, 2008. Mr. Endres resigned as our Chief Operating Officer and Executive Vice President effective April 12, 2008.

(12)
On June 19, 2007, we granted an option to purchase 50,000 shares of our common stock to Mr. Endres at an exercise price of $1.19 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Chief Operating Officer. Because this option was not scheduled to vest until the first anniversary of the date of grant, it was forfeited when his employment with us ended effective April 12, 2008. The amount in the table includes (x) $116,539 in compensation expense we incurred in 2007 for Mr. Endres in connection with the December 7, 2006 grant, which is described in footnote 13 below; and (y) $16,668 in compensation expense we incurred in 2007 for Mr. Endres in connection with the June 19, 2007 grant.

(13)
On September 7, 2006, we granted an option to purchase 30,000 shares of our common stock to Mr. Endres at an exercise price of $3.62 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Senior Vice President, Operations, and all shares vested on December 31, 2006. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Endres at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his continued service as our Senior Vice President, Operations, and all shares vested on the first anniversary of the date of grant. Both options expire on the fifth anniversary of the dates of grant. The amount in the table includes (x) $57,003 in compensation expense we incurred in 2006 for Mr. Endres in connection with the September 7, 2006 grant; and (y) $10,594 in compensation expense we incurred in 2006 for Mr. Endres in connection with the December 7, 2006 grant.

Employment Agreement with Former Chief Operating Officer Thomas Endres

In connection with Mr. Endres’ appointment as Chief Operating Officer on June 19, 2007, we entered into an amended and restated employment agreement with him on June 19, 2007. The agreement provided for an annual base salary of $200,000 and had a term of eighteen months commencing on September 7, 2006 and ending on March 6, 2008. On March 12, 2008, Mr. Endres informed our board of directors of his decision not to renew his employment agreement. He resigned as our Chief Operating Officer and Executive Vice President effective April 12, 2008. His employment agreement provides for our previous grants to Mr. Endres of (a) an option to purchase 30,000 shares of our common stock at an exercise price of $3.62 per share (the closing price per share of our common stock on September 7, 2006, the date of grant as reported by the American Stock Exchange), of which all shares vested on December 31, 2006, and (b) an option to purchase 100,000 shares of our common stock at an exercise price of $2.44 per share (the closing price per share of our common stock on December 7, 2006, the date of grant as reported by the American Stock Exchange). The option to purchase 100,000 shares of our common stock that was granted on December 7, 2006 vested on the first anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Under the agreement, we also granted Mr. Endres on June 19, 2007 an additional option to purchase 50,000 shares of our common stock at an exercise price of $1.19 per share (the closing sales price of the common stock on the date of grant as reported on the American Stock Exchange). Because this option was not scheduled to vest until the first anniversary of the date of grant, it was forfeited when his employment with us ended effective April 12, 2008. Under his employment agreement, Mr. Endres received any earned but unpaid salary through the date of termination.

Outstanding Equity Awards for Named Executive Officers at Fiscal Year-End

The following table sets forth certain information with respect to outstanding options at December 31, 2007 for each of our executive officers listed in the Summary Compensation Table above. Unless otherwise noted in the footnotes, options are fully vested. As noted below, the number of shares issuable upon exercise of the options granted in December 2006, February 2007 and June 2007, to the extent that such amount exceeded the number then available under the Plan, was subject to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan to cover those excess options. On February 12, 2008, at the conclusion of our annual meeting of stockholders, our stockholders approved an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan from 4,000,000 to 6,500,000. The Plan, as amended, provides that the total number of shares of common stock that may be subject to awards granted under the Plan is 6,500,000 shares (plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements). The table below reflects the outstanding stock options held on December 31, 2007, giving effect to the stockholder approval on February 12, 2008 of the increase in the number of shares issuable under the Plan that covered those excess options.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2007)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
(a)	(b)		(c)		(d)		(e)

David R. Ames	175,000	(1)	-		3.00	(3)	October 5, 2016
	1,350,000	(2)	-		2.44	(4)	December 7, 2011

Gary Flicker	-		425,000	(5)	2.79	(4)	February 1, 2012

Lawrence Bellone	100,000		-		3.75		April 5, 2008
	100,000	(6)	-		5.56	(7)	February 28, 2011
	100,000	(6)	-		2.44	(4)	December 7, 2011

Thomas Endres	30,000	(8)	-		3.62	(4)	September 7, 2011
	100,000	(8)	-		2.44	(4)	December 7, 2011
	-		50,000	(9)	1.19	(4)	June 19, 2012

___________________________

(1)
On October 5, 2006, we granted an option to purchase 205,000 shares of our common stock to Mr. Ames in consideration of his service as a director, and 175,000 shares vested on the date of grant and the remainder of the option vests in two installments of 15,000 shares each on the six-month and one-year anniversaries of the date of grant. On November 9, 2006, upon Mr. Ames becoming our President and Chief Executive Officer, 30,000 shares that were granted as part of the October 5, 2006 grant were forfeited as a result of his resigning as a member of the governance and compensation committees.

(2)
On December 7, 2006, we granted an option to purchase 1,350,000 shares of our common stock to Mr. Ames in consideration of his service as our President and Chief Executive Officer, and 200,000 shares vested on the grant date. The 1,150,000 unvested options were initially scheduled to vest on the first anniversary of the date of grant. On February 1, 2007, our compensation committee agreed to revise the vesting of the option for those 1,150,000 shares so that they vest in equal monthly installments on the seventh day of each month, with the final installment vesting on December 7, 2007. 411,750 shares issuable on exercise of the option granted to Mr. Ames on December 7, 2006 were subject to stockholder approval of an amendment to the Plan, which was subsequently approved as of February 12, 2008.

(3)	Based on the closing price per share of our common stock on the day before the date of grant as reported by the American Stock Exchange.

(4)	Based on the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange.

(5)
On February 1, 2007, we granted an option to purchase 425,000 shares of our common stock to Mr. Flicker in consideration of his service as our Chief Financial Officer, Executive Vice President and Secretary, and 212,500 shares were vested on February 1, 2008. The remainder of the option was originally scheduled to vest in two equal installments of 106,250 shares each on the second and third anniversaries of the date of grant but is now in dispute in light of the termination of his employment. 425,000 shares issuable on exercise of the option granted to Mr. Flicker on February 1, 2007 were subject to stockholder approval of an amendment to the Plan, which was subsequently approved as of February 12, 2008.

(6)
In consideration of his service as our Chief Financial Officer, on February 28, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone, and on December 7, 2006, we granted an option to purchase 100,000 shares of our common stock. These options vested on February 28, 2007 and December 7, 2007, respectively. 30,500 shares issuable on exercise of the option granted to Mr. Bellone on December 7, 2006 were subject to stockholder approval of an amendment to the Plan, which was subsequently approved as of February 12, 2008.

(7)	The average closing price per share of our common stock on the five trading days before the date of grant as reported by the OTC Bulletin Board.

(8)
In consideration of his service as our Senior Vice President, Operations, on September 7, 2006, we granted to Mr. Endres an option to purchase 30,000 shares of our common stock that vested on December 31, 2006. On December 7, 2006, we granted Mr. Endres an option to purchase 100,000 shares of our common stock that vested on December 7, 2007. 30,500 shares issuable on exercise of the option granted to Mr. Endres on December 7, 2006 were subject to stockholder approval of an amendment to the Plan, which was subsequently approved as of February 12, 2008.

(9)
On June 19, 2007, we granted an option to purchase 50,000 shares of our common stock to Mr. Endres in consideration of his service as our Chief Operating Officer, and all shares were scheduled to vest on the first anniversary of the date of grant and were subject to stockholder approval of an amendment to the Plan, which was subsequently approved as of February 12, 2008. On March 12, 2008, Mr. Endres informed our board of directors of his decision not to renew his employment agreement. He resigned as our Chief Operating Officer and Executive Vice President effective April 12, 2008. Accordingly, these options were forfeited when Mr. Endres’ employment with us ended.

New Compensation Arrangements Adopted in October 2008 for Current Executive Officers

In October 2008, the compensation committee of our board of directors adopted several compensation arrangements for our current executive officers, who are:

Name	Title

David R. Ames	Chief Executive Officer and President

Romilos Papadopoulos	Chief Financial Officer, Chief Operating Officer, Executive Vice President and Secretary

Michael E. Ellis	President of our operating division, Global Energy Systems, Inc.

On October 7, 2008, the compensation committee approved an increase in annual salary for Mr. Ames from $1 to $350,000, effective October 1, 2008, and awarded a $150,000 cash bonus for his past service. The previously agreed current annual salaries for Dr. Papadopoulos is $275,000 and for Mr. Ellis is $225,000.

On October 9, 2008, in accordance with our policy of providing performance incentives to align the interests of management with those of our stockholders, the compensation committee granted to our executive officers and other key members of management shares of restricted stock and non-qualified stock options under the Plan. In connection with the grants of shares of restricted stock and stock options under the Plan, we entered into a restricted stock agreement and a stock option agreement with each of the recipients. The committee granted to our executive officers a total of 305,000 shares of restricted stock and options to purchase a total of 555,000 shares at a purchase price per share equal to the closing price of the common stock on the American Stock Exchange on the date of grant (which was $0.19 per share), as detailed in the following table. Under the terms of the respective agreements, the restricted stock and the stock options have a 7-year term and will vest or expire or be forfeited at earlier dates based on our stock price as explained in more detail below.

Name	Restricted Stock	Options	Totals

David R. Ames	130,000	240,000	370,000

Romilos Papadopoulos	95,000	175,000	270,000

Michael E. Ellis	80,000	140,000	220,000

Totals	305,000	555,000	860,000

Under the terms of the respective agreements, all unvested shares of the restricted stock will be forfeited immediately if the recipient’s employment is terminated for any reason, and all unexercised stock options will be terminated immediately if the recipient’s employment is terminated for “Cause.” “Cause” means (1) the failure by the officer to perform, in a reasonable manner, his or her duties as assigned by us, (2) any violation or breach by the officer of his or her employment, consulting or other similar agreement with us, if any, (3) any violation or breach by the officer of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the us, (4) any act by the officer of dishonesty or bad faith with respect to us, (5) use of alcohol, drugs or other similar substances in a manner that adversely affects the officer’s work performance, or (6) the commission by the officer of any act, misdemeanor, or crime reflecting unfavorably upon the officer or us. If the recipient’s employment is terminated for any other reason (including retirement and disability), all vested but unexercised stock options will expire 90 days after the termination or longer, as described in the option agreement. In addition, each restricted stock and stock option award will vest as to the number of shares specified below upon satisfaction of the vesting conditions, subject to earlier forfeiture or termination as described below:

•
One-half of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $1.50 per share for ten consecutive trading days (the “Initial Threshold Price”) on or before October 9, 2011; provided that if the Initial Threshold Price is not achieved on or before October 9, 2011, all of the restricted stock and the stock option shall be forfeited and terminated.

•
If and only if the Initial Threshold Price is achieved on or before October 9, 2011, an additional one-fourth of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $2.00 per share for ten consecutive trading days on or before October 9, 2015.

•
If and only if the Initial Threshold Price is achieved on or before October 9, 2011, an additional one-fourth of the restricted stock and the stock option will vest if the closing price of our common stock as reported on the NYSE Alternext US equals or exceeds $2.50 per share for ten consecutive trading days on or before October 9, 2015.

Compensation of Directors

The following table sets forth a summary of the compensation we paid in 2007 to our directors. The table includes any person who served during 2007 as a director (other than named executive officers), even if he is no longer serving as a director. For information about the compensation we paid to Mr. Ames, a named executive officer, for serving as a director, see the notes to the Summary Compensation Table above. Mr. Bellone, another named executive officer who served as a director from October 5, 2006 until his resignation on January 16, 2008, did not receive any compensation related to his service as a director in 2007.

Director Compensation for 2007

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)		All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)

William P. Behrens (2)	20,000	62,978	(3)	-	82,978

Richard D. Ditoro (4)	20,000	26,989	(3)	-	46,989

Edwin L. Klett (5)	20,000	107,400	(3)	-	127,400

Christopher d’Arnaud-Taylor (6)	-	-		165,000 (7)	165,000

Gil Boosidan (8)	20,000	372,119	(3)	-	392,119

Robert L. Franklin (9)	20,000	372,119	(3)	-	392,119
____________________

(1)
The amounts in column (c) reflect the dollar amount of awards under the Plan that we recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R). Assumptions used in the calculation of this amount are included in Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007.

(2)	Mr. Behrens, who is currently serving as a director, was elected to the board on October 1, 2006.

(3)
The following table below summarizes the outstanding stock options held on December 31, 2007 by any person who served during 2007 as a director (other than named executive officers), even if he is no longer serving as a director. The number of shares issuable upon exercise of the options granted in December 2006 and February 2007, to the extent that such amount exceeded the number then available under the Plan, was subject to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan to cover those excess options. On February 12, 2008, at the conclusion of our annual meeting of stockholders, our stockholders approved an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan from 4,000,000 to 6,500,000. The table below reflects the outstanding stock options held on December 31, 2007, giving effect to the stockholder approval on February 12, 2008 of the increase in the number of shares issuable under the Plan that covered those excess options.

Name	Grant Date	Number of Options Granted	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (a)		Option Expiration Date

William P. Behrens (b)	Oct. 5, 2006	215,000	215,000	-	3.00		Oct. 5, 2016

Richard D. Ditoro (c)	July 28, 2005	80,000	80,000	-	4.00	(d)	July 28, 2010
	Sept. 7, 2006	55,000	55,000	-	3.62		Sept. 7, 2011
	Oct. 5, 2006	5,000	5,000	-	3.00		Oct. 5, 2016
	Dec. 7, 2006	125,000	125,000		2.44		Dec. 7, 2016
	Feb. 1, 2007	15,000	7,500	7,500	2.79		Feb. 1, 2017

Edwin L. Klett (e)	Dec. 7, 2006	40,000	40,000	-	2.44		Dec. 7, 2016
	Dec. 7, 2006	175,000	175,000	-	2.44		Dec. 7, 2016
	Feb. 1, 2007	25,000	12,500	12,500	2.79		Feb. 1, 2017

Christopher d’Arnaud-Taylor (f)	Feb. 28, 2006	125,000	125,000	-	5.56		Aug. 22, 2009
	June 12, 2006	225,000	225,000	-	8.32		Aug. 22, 2009
	Dec. 7, 2006	100,000	100,000	-	2.44		Dec. 7, 2016

Gil Boosidan (g)	Feb. 1, 2007	200,000	100,000	100,000	2.79		Feb. 1, 2017

Robert L. Franklin (h)	Feb. 1, 2007	200,000	100,000	100,000	2.79		Feb. 1, 2017
________________________

(a)	Except as noted otherwise, the exercise price of each option in this column is equal to the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange.

(b)
We granted an option to purchase shares of our common stock to Mr. Behrens in consideration of his service as a director, and 175,000 of the shares vested on the date of grant and the remainder of the option vested in two installments of 20,000 shares each on the six-month and one-year anniversaries of the date of grant. The amount in the table includes $62,978 in compensation expense we incurred in 2007 for Mr. Behrens in connection with this grant.

(c)
We granted options to purchase shares of our common stock to Mr. Ditoro in consideration of his service as a director, and all shares have vested under the terms of his option agreements. The amount in the table includes $26,989 in compensation expense we incurred in 2007 for Mr. Ditoro in connection with the February 1, 2007 grant.

(d)	As reported by the OTC Bulletin Board, the high and closing prices per share of our common stock on the date of grant were $4.20 and the low price was $3.51.

(e)
We granted options to purchase shares of our common stock to Mr. Klett in consideration of his service as a director. With respect to the December 7, 2006 grant, 175,000 of the shares vested on the date of grant and the remainder of the option vested in two installments of 20,000 shares each on the six-month and one-year anniversaries of the date of grant. With respect to the February 1, 2007 grant, the option vested in two installments of 12,500 shares each on the six-month and one-year anniversaries of the date of grant. The amount in the table includes (x) $62,419 in compensation expense we incurred in 2007 for Mr. Klett in connection with the Dec. 7, 2006 grant and (y) $44,981 in compensation expense we incurred in 2007 for Mr. Klett in connection with the February 1, 2007 grant.

(f)	On February 28, 2006, we granted an option to purchase 250,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as our President and Chief Executive Officer, and all

shares (as adjusted as described below) vested on the first anniversary of the grant date. On June 12, 2006, we granted an option to purchase 450,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as our President and Chief Executive Officer, with all shares to vest upon Mr. d’Arnaud-Taylor entering a new employment agreement. On August 25, 2006, we entered into a termination agreement with Mr. d’Arnaud-Taylor under which we agreed with Mr. d’Arnaud-Taylor that his employment by, and his position as an officer of, the company was terminated effective as of August 22, 2006. The agreement provided that Mr. d’Arnaud-Taylor would continue to serve as a director of the company for the remainder of his current term. The agreement further provided, with respect to the foregoing options, and subject to Mr. d’Arnaud-Taylor’s compliance with the terms of the agreement, that (a) the exercise period was extended until August 22, 2009 with respect to one half of each option; and (b) the remaining one-half of each option was terminated. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as a director, and all shares vested on the date of grant. On October 9, 2008, we repurchased all of Mr. d’Arnaud-Taylor’s 450,000 options for $4,500, and those options were cancelled.

(g)
We granted options to purchase shares of our common stock to Mr. Boosidan in consideration of his service as a director, and 75,000 of the shares vested on the date of grant and the remainder of the option vested in two installments of 25,000 shares and 100,000 on the six-month and one-year anniversaries of the date of grant, respectively. The amount in the table includes $372,119 in compensation expense we incurred in 2007 for Mr. Boosidan in connection with this grant.

(h)
We granted options to purchase shares of our common stock to Mr. Franklin in consideration of his service as a director, and 75,000 of the shares vested on the date of grant and the remainder of the option vested in two installments of 25,000 shares and 100,000 on the six-month and one-year anniversaries of the date of grant, respectively. The amount in the table includes $372,119 in compensation expense we incurred in 2007 for Mr. Franklin in connection with this grant.

(4)	Mr. Ditoro, who is currently serving as a director, served as a director from July 28, 2005 through August 10, 2006 and again became a director on September 7, 2006.

(5)	Mr. Klett, who is currently serving as a director, was elected as a director on December 7, 2006.

(6)	Mr. d’Arnaud-Taylor served as a director from February 2, 2005 until his term expired on February 12, 2008.

(7)
On December 1, 2006, we entered into a consulting agreement with Mr. d’Arnaud-Taylor under which Mr. d’Arnaud-Taylor agreed to provide strategic advice to our Chief Executive Officer. This amount represents compensation expense we incurred in 2007 for Mr. d’Arnaud-Taylor under the December 1, 2006 consulting agreement, which expired on November 25, 2007. For more information about our payments to Mr. d’Arnaud-Taylor, please see below, “Certain Relationships and Related Transactions, and Director Independence - Termination and Consulting Agreements with Christopher d’Arnaud-Taylor.” Mr. d’Arnaud-Taylor did not receive any compensation related to his service as a director in 2007.

(8)	Mr. Boosidan, who is currently serving as a director, was elected as a director on January 29, 2007.

(9)	Mr. Franklin, who is currently serving as a director, was elected as a director on January 29, 2007.

We compensate non-employee members of the board through a mixture of cash and equity-based compensation. Commencing October 1, 2006, we adopted a policy of paying each independent, non-employee director a quarterly retainer of $5,000 for his services as a director. On March 20, 2008, we revised this policy to increase this quarterly retainer to $7,500.

On the date each independent, non-employee director is elected to the board of directors for his or her first time, our current policy is to grant to the director an option to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Directors also receive stock option grants for serving on the audit committee, governance committee, compensation committee and venture, science and technology committee. The number of shares underlying each annual option grant is: 25,000 shares for chairing the compensation committee, governance committee or venture, science and technology committee; 50,000 shares for chairing the audit committee; 15,000 shares for being a member of the governance committee, compensation committee or venture, science and technology committee; and 25,000 shares for being a member of the audit committee. Annual grants to reelected directors are at the discretion of the board.

On March 20, 2008, as detailed in the following table and in accordance with the policy described in the previous paragraph, we granted to our non-employee directors options to purchase a total of 275,000 shares at a purchase price per share equal to the closing price of the common stock on the American Stock Exchange on the date of grant (which was $0.42 per share). One-half of the options granted to each director vested six months after the date of grant, and the remaining one-half vests on the first anniversary of the date of grant. The options have a term of 10 years.

Name	Position	Number of Options

William P. Behrens	Chairman of the Board	25,000
	Member of Compensation Committee	15,000
	Member of Governance Committee	15,000

Gil Boosidan	Chair of Audit Committee	50,000

Richard D. Ditoro	Chair of Compensation Committee	25,000
	Member of Governance Committee	15,000
	Member of Venture, Science & Technology Committee	15,000

Robert L. Franklin	Chair of Venture, Science & Technology Committee	25,000
	Member of Audit Committee	25,000

Edwin L. Klett	Chair of Governance Committee	25,000
	Member of Compensation Committee	15,000
	Member of Audit Committee	25,000
TOTAL		275,000

Because we currently do not have a sufficient number of shares available for grant under the Plan, we granted no equity compensation to Mr. Townsend upon his election to our board of directors on October 22, 2008. The compensation committee is considering alternatives for compensating Mr. Townsend.

Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as our employees.

Change-in-Control Arrangements

The Plan provides that if and only to the extent provided in the award agreement, or to the extent otherwise determined by the compensation committee, subject to certain limitations, on the occurrence of a “Change-in-Control,” (a) any option or stock appreciation right that was not previously vested and exercisable as of the time of the Change-in-Control, shall become immediately vested and exercisable, (b) any restrictions, deferral of settlement, and forfeiture conditions applicable to a restricted stock award, deferred stock award or an other stock-based award subject only to future service requirements granted under the Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change-in-Control, and (c) with respect to any outstanding award subject to achievement of performance goals and conditions under the Plan, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change-in-Control.

For this purpose, a “Change-in-Control” includes:

•
consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Global Energy Holdings Group, Inc. (“Global Energy”) or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of Global Energy, or the acquisition of assets or stock of another entity by Global Energy or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding voting securities of Global Energy immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Global Energy or all or substantially all of its assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the voting securities of Global Energy, (B) no person (excluding any employee benefit plan (or related trust) of Global Energy or such corporation resulting from such Business Combination or any person that as of the effective date of the Plan owns beneficial ownership of a controlling interest) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of incumbent board of Global Energy at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination;

•
the acquisition, directly or indirectly, by any person or related group of persons (other than Global Energy or a person that directly or indirectly controls, is controlled by, or is under common control with, Global Energy), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of our outstanding securities, with certain exceptions;

•
during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the board of directors (together with any new directors whose election to the Board of Directors, or whose nomination for election by the stockholders of Global Energy, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose elections or nominations for election were previously so approved) cease for any reason to constitute a majority of the board of directors then in office; or

•	approval by stockholders of a complete liquidation or dissolution of Global Energy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Termination and Consulting Agreements with Christopher d’Arnaud-Taylor

Termination Agreement. On August 25, 2006, we entered into a termination agreement with Christopher d’Arnaud-Taylor, our former director, Chairman, President and Chief Executive Officer, under which his employment by us and his position as an officer of our company was terminated effective as of August 22, 2006 (the “Termination Date”). The agreement provided that Mr. d’Arnaud-Taylor would continue to serve as a member of our board of directors for the remainder of his current term. Under the termination agreement, we continued to pay Mr. d’Arnaud-Taylor his salary and maintain his employment benefits in effect immediately before the Termination Date through September 30, 2006, and we paid Mr. d’Arnaud-Taylor $100,000 in severance on the three-month anniversary of the Termination Date. The agreement provided that, subject to Mr. d’Arnaud-Taylor’s compliance with the terms of the agreement, the exercise periods of the options to purchase 250,000 shares of common stock at an exercise price of $5.56 per share and 450,000 shares of common stock at an exercise price of $8.32 per share that were granted to Mr. d’Arnaud-Taylor on February 28, 2006 and June 12, 2006, respectively, were extended until the third anniversary of the Termination Date with respect to one half of each option. The options were otherwise terminated. The agreement also provided that we would reimburse Mr. d’Arnaud-Taylor for any reasonable and appropriately documented business expenses he may have incurred before the Termination Date in the performance of his duties as an employee and that Mr. d’Arnaud-Taylor will be entitled to continue his coverage under our group medical and dental plans to the extent provided in and subject to the terms and conditions of our standard policy.

Under the termination agreement, Mr. d’Arnaud-Taylor agreed to provide the advisory and consulting services as we reasonably requested during the three months after the Termination Date to permit the orderly transfer of his duties to other personnel and not to solicit our employees during the period ending on the first anniversary of the Termination Date. The agreement also provided for mutual releases from all claims arising before the date of the agreement, other than claims based on the released party’s willful acts, gross negligence or dishonesty and, with respect to Mr. d’Arnaud-Taylor’s release of us, claims vested before the date of the agreement for benefits under our employee benefit plans and claims for indemnification for acts as an officer of our company.

Initial Consulting Agreement. On August 25, 2006, we also entered into a consulting agreement with Mr. d’Arnaud-Taylor under which Mr. d’Arnaud-Taylor agreed to provide the consulting and advisory services as we reasonably requested from time to time. During the term of the agreement, we agreed to pay Mr. d’Arnaud-Taylor $15,000 per month (payable monthly in arrears) and reimburse him for any reasonable and appropriately documented business expenses he incurred in the performance of his duties under the agreement. The agreement provided that Mr. d’Arnaud-Taylor was not required to dedicate more than eight days in any calendar month to the performance of services under the agreement and that if he did provide services for more than eight days in any calendar month, we would pay him an additional $2,000 for each additional day or part of a day.

The consulting agreement had a term of one year, subject to earlier termination by us if Mr. d’Arnaud-Taylor failed to perform his duties under the agreement. The agreement included covenants by Mr. d’Arnaud-Taylor regarding confidentiality, competition and solicitation of our customers, suppliers and employees. This agreement was terminated effective December 1, 2006.

New Consulting Agreement. On December 1, 2006, we entered into a consulting agreement with Mr. d’Arnaud-Taylor under which he agreed to provide strategic advice to our Chief Executive Officer. During the term of the agreement, we paid Mr. d’Arnaud-Taylor $15,000 per month (payable monthly in advance) and reimbursed him for any reasonable and appropriately documented business expenses he incurred in the performance of his duties under the agreement. The term of the agreement expired on November 25, 2007.

During 2006, we paid Mr. d’Arnaud-Taylor $315,000 and recognized $406,000 in cash compensation expense. We also recognized expense of $1,344,000 related to options granted to Mr. d’Arnaud-Taylor as a result of his employment and $170,000 related to options granted to him as a result of his membership on our board of directors. During 2007, we paid Mr. d’Arnaud-Taylor $256,000 and recognized $165,000 in cash compensation expense.

On October 9, 2008, we repurchased all of Mr. d’Arnaud-Taylor’s 450,000 options for $4,500, and those options were cancelled.

Consulting Agreements with Jeffrey S. Langberg

In February 2005, we entered into a consulting services agreement with Jeffrey S. Langberg, then one of our directors, under which Mr. Langberg agreed to provide general business advisory services. Under this agreement, we agreed to pay Mr. Langberg a monthly consulting fee of $15,000 and a sign-on bonus of $225,000. Under the consulting agreement, Mr. Langberg was also eligible to receive performance bonuses at the discretion of the board of directors as well as equity-based awards under the Plan. Mr. Langberg agreed to waive any compensation otherwise payable to him while he was a director of our company. During 2005, Mr. Langberg earned $180,000 in consulting fees and $275,000 in bonuses. Including $194,147 he earned in 2004 that we paid him in 2005, we paid Mr. Langberg a total of $649,147 in 2005, and we provided him with health insurance coverage at a cost of $14,014 to us. (We also paid rent to an entity controlled by Mr. Langberg as described below under “Office Space.”) Mr. Langberg did not receive any compensation otherwise payable to him as a director in 2005.

On June 12, 2006, Mr. Langberg resigned from our board of directors. On that date, we issued to Mr. Langberg warrants to purchases 250,000 shares of common stock at an exercise price of $8.32 per share that were originally scheduled to vest upon the date on which NewEnglandXethanol, LLC has approved and commenced its initial project. For these purposes, the project was to be deemed to have been approved and commenced when (a) the project has been approved, (b) financing for construction of the project has been obtained and closed and (c) our chief executive officer has notified our board of directors or our compensation committee that conditions (a) and (b) have been met. Due to the contingent nature of these warrants, we did not reflect an expense for them in our financial statements. In September 2006, we entered into an agreement with Mr. Langberg that terminated our consulting agreement with him. Mr. Langberg continued to provide consulting services directly to our board of directors under the terms of the terminated agreement until December 20, 2006, when we entered into another agreement with Mr. Langberg that terminated the September 2006 agreement. In the December 20, 2006 agreement with Mr. Langberg, we agreed as follows:

•	to pay Mr. Langberg $15,000 on December 20, 2006 and $100,000 on January 2, 2007;
•
to pay him six monthly payments of $15,000 each, beginning on December 25, 2006 and continuing on the 25th day of each month thereafter through May 25, 2007 (in addition to payments in that amount previously made on September 25, 2006 and October 25, 2006);

•	to cancel the warrants we granted to him on June 12, 2006, and to issue to him a fully vested five-year warrant to purchase 125,000 shares of our common stock at an exercise price of $8.32;
•	to continue paying or reimbursing him for health insurance through May 25, 2007; and
•	to amend the sublease arrangement with a company controlled by Mr. Langberg to reflect the terms described in “Office Space” below.

During 2006, we paid Mr. Langberg a $400,000 performance bonus, consulting fees of $139,353 (including $4,353 in consulting fees he earned in 2005) and termination fees of $45,000. We also paid $27,496 in health insurance and benefits on his behalf. In connection with the warrant we agreed to issue to Mr. Langberg on December 20, 2006, we recognized a $60,439 compensation expense for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). (On an accrual basis, our audited financial statements for the fiscal year ended December 31, 2006 reflect a $400,000 performance bonus, $135,000 in consulting fees, $235,000 in termination fees, a $60,439 compensation expense for the warrant, and $27,496 in health insurance and benefits.) Mr. Langberg received no compensation as a member of the board of directors in 2006. (We also paid rent to an entity controlled by Mr. Langberg as described below under “Office Space.”)

Office Space

In October 2004, our predecessor corporation began sharing office space in New York City with other affiliated companies under a sublease with Xethanol Management Services, LLC, a single member limited liability company controlled by Mr. Langberg. Under this arrangement as amended pursuant to the December 20, 2006 agreement with Mr. Langberg described above, we paid approximately $17,000 per month, plus reimbursements of other costs, in sublease payments on a month-to-month basis. Total payments under the sublease were $108,530 in 2008; $216,964 for the year ended December 31, 2007; and $132,043 for the year ended December 31, 2006. We vacated the New York City office on August 31, 2008 and are no longer making sublease payments.

Agreements with Northeast Securities, Inc.

William P. Behrens, a director, served from October 2001 until September 2008 as the Vice Chairman of Northeast Securities, Inc., a multi-line financial services firm serving both institutional and individual clients. Under a placement agent agreement dated as of February 22, 2006 between Northeast and us, Northeast acted as our placement agent in connection with the private offering of our common stock and warrants to purchase common stock consummated on April 13, 2006. In consideration of Northeast’s services, on April 13, 2006 we paid Northeast $1,928,397 in cash and issued to Northeast and its designees warrants to purchase 606,938 shares of our common stock at an exercise price $4.50 per share, exercisable at any time until April 12, 2009. We issued warrants to purchase 35,000 shares of common stock to Mr. Behrens as a designee of Northeast. The warrants may be exercised on a “cashless” basis at any time and are otherwise exercisable on the same terms and conditions as, and are entitled to registration rights on the same terms as, the warrants issued to the investors in the April 2006 private placement. (Mr. Behrens also acquired in the private offering 22,223 shares of common stock, 4,445 Series A warrants and 2,223 Series B warrants on the same terms as the other investors in the private offering.)

On October 1, 2006, we entered into an advisory agreement with Northeast under which Northeast agreed, on a non-exclusive basis, to assist us in various corporate matters including advice relating to general capital raising, mergers and acquisition matters, recommendations relating to business operations and strategic planning. In consideration of these services, we agreed to pay Northeast an advisory fee of $10,000 per month during the term of the agreement and to reimburse Northeast for all necessary and reasonable out-of-pocket costs and expenses it incurred in the performance of its obligations under the agreement. The scheduled term of the agreement was one year, subject to earlier termination by us in the event of a material breach by Northeast of any of its obligations under the agreement. The agreement provided that if, within twelve months after the termination of the agreement, we either (a) consummate a financing transaction with any investor that Northeast introduced to us before the termination or (b) enter into a definitive agreement to consummate a financing transaction with any such investor and the financing transaction is consummated within six months thereafter, then we are obligated to pay Northeast a cash fee in line with industry standard rates (the “tail provision”). In the agreement, we also agreed to indemnify Northeast against any losses, claims, damages and liabilities it may incur as a result of its engagement as an advisor under the agreement, other than losses, claims, damages and liabilities resulting solely from Northeast’s gross negligence or willful misconduct. In May 2007, we informally amended our agreement with Northeast to eliminate the advisory fee of $10,000 per month, although Northeast continued to perform advisory services for us. On July 25, 2007, we formally agreed with Northeast to terminate the agreement, including the tail provision.

AUDIT COMMITTEE REPORT

Our audit committee of the board of directors operates under a written charter adopted by our board of directors, which is available on our website at www.gnhgroup.com. The audit committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing legal and regulatory compliance and ethics programs oversight. The audit committee communicates regularly with our management, including our Chief Financial Officer, and with our auditors. The audit committee is also responsible for conducting an appropriate review of and pre-approving all related person transactions in accordance with the NYSE Alternext US listing standards, and evaluating the effectiveness of the audit committee charter at least annually.

To comply with the Sarbanes-Oxley Act of 2002, our audit committee adopted a policy that pre-approves specified audit and tax-related services to be provided by our independent auditors. The policy forbids our independent auditors from providing the services enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002.

In performing all of these functions, the audit committee acts only in an oversight capacity. The audit committee reviews our quarterly reporting on Form 10-Q and annual reporting on Form 10-K prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

The audit committee has discussed with Imowitz Koenig & Co., LLP, our independent registered public accounting firm, on the matters required by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and it has discussed with the independent accountant the independent accountant’s independence from the company and our management. The audit committee reported its findings to our board of directors.

Based on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC. A copy of our Annual Report on Form 10-K is part of the annual report to stockholders enclosed with these proxy materials.

The audit committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

THE AUDIT COMMITTEE Gil Boosidan, Chair Robert L. Franklin Edwin L. Klett

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and our board of directors has further directed that management should submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Imowitz Koenig has audited our financial statements since February 2, 2005. Imowitz Koenig audited the financial statements of our predecessor Xethanol Corporation from January 24, 2000 (inception) through February 2, 2005. A representative of Imowitz Koenig is expected to be present at the annual meeting to make a statement, if he or she so desires, and to answer any appropriate questions.

During our most recent two fiscal years, there were no disagreements with Imowitz Koenig on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Imowitz Koenig, would have caused Imowitz Koenig to make reference to the subject matter of the disagreements in connection with its respective reports. Imowitz Koenig’s report on the financial statements for the two fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During our most recent two fiscal years, there were no “reportable events” as such term is described in Item 304 (a)(1)(v) of Regulation of S-K.

Stockholder ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm is not required by our bylaws or other governing documents. Even if the stockholders do ratify the appointment, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF IMOWITZ KOENIG & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees of Independent Registered Public Accounting Firm

The following table shows the fees accrued for audit and other services provided by Imowitz Koenig for the years ended December 31, 2007 and 2006.

Year	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees	Total Fees

2007	$238,227	$89,057	$92,394	-	$419,678

2006	$338,246	$81,690	$64,175	-	$484,111
___________________________
(1)
“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
“Audit Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” During 2007 and 2006, these fees primarily related to accounting research in connection with our registration statements on Form SB-2 and our current reports on Form 8-K that we filed with the SEC.

(3)	“Tax Fees” consist of fees associated with tax compliance, including tax return preparation.

Pre-Approval Policies and Procedures

Applicable SEC rules require the audit committee of our board of directors to pre-approve audit and non-audit services provided by Imowitz Koenig, our independent registered public accounting firm. On November 28, 2005, our audit committee began pre-approving all services by Imowitz Koenig and has pre-approved all new services since that time.

The audit committee pre-approves all audit and non-audit services to be performed for us by our independent registered public accounting firm. The audit committee does not delegate its responsibilities under the Exchange Act to our management. The audit committee has determined that the rendering of the services other than audit services by Imowitz Koenig is compatible with maintaining Imowitz Koenig’s independence.

OTHER MATTERS

Our board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the annual meeting other than those referred to in this proxy statement. If any other business properly comes before the annual meeting, the person named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

By Order of the Board of Directors, /s/ Romilos Papadopoulos Romilos Papadopoulos Secretary

Atlanta, Georgia
November 10, 2008

GLOBAL ENERGY HOLDINGS GROUP, INC.

3348 Peachtree Road NE
Tower Place Building 200, Suite 250
Atlanta, GA 30326

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 11, 2008

The stockholder(s) who sign this proxy card on the reverse side appoint David R. Ames and Romilos Papadopoulos, and each of them, as proxies, with full power of substitution, for and in their name(s), to vote all shares of common stock of Global Energy Holdings Group, Inc. (formerly named Xethanol Corporation) that such person(s) hold of record at the annual meeting of stockholders to be held on Thursday, December 11, 2008, at 9:00 a.m., E.S.T., at the company’s headquarters building at 3348 Peachtree Road NE, Tower Place Building 200, First Floor, Atlanta, Georgia and at any adjournment of the meeting. The signing stockholder(s) acknowledge receipt of the Notice of Annual Meeting and Proxy Statement and direct the proxies to vote as follows on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the Proxy Statement.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

GLOBAL ENERGY HOLDINGS GROUP, INC.

December 11, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL NO. 1: ELECTION OF DIRECTORS:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

- ○ David R. Ames
- ○ William P. Behrens
- ○ Gil Boosidan
- ○ Richard D. Ditoro
- ○ Robert L. Franklin
- ○ Edwin L. Klett
- ○ Steven H. Townsend

Instructions: **To withhold authority** to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date ______ Signature of Stockholder ______ Date ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.